Exhibit 10.72
SECOND AMENDMENT TO REVOLVING CREDIT NOTE
THIS SECOND AMENDMENT TO REVOLVING CREDIT NOTE (the “Amendment”) is made as of the 28th day of March, 2011, by and among, Dover Saddlery, Inc., a Delaware corporation (“Dover DE”), Dover Saddlery, Inc., a Massachusetts corporation, Smith Brothers, Inc., a Texas corporation, Dover Saddlery Retail, Inc., a Massachusetts corporation, Old Dominion Enterprises, Inc., a Virginia corporation and Dover Saddlery Direct, Inc., a Massachusetts corporation (hereinafter, each with Dover DE, individually a “Borrower”, and collectively the “Borrowers”) and RBS Citizens, National Association, a national banking association, with a principal place of business at 875 Elm Street, Manchester, New Hampshire 03101 (hereinafter the “Lender”);
WHEREAS, Borrowers executed and delivered to Lender a Revolving Credit Note dated December 11, 2007 (as the same has been, is being, and may hereafter be amended, the “Revolving Credit Note”)in the original principal amount of up to Eighteen Million Dollars ($18,000,000.00);
WHEREAS, the parties have previously amended the Revolving Credit Note to, inter alia, reduce the Principal Amount;
WHEREAS, the parties wish to further amend the Revolving Credit Note to extend the Maturity Date, add an accordion feature and modify the so-called pricing margins; and
NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements herein contained, the parties agree as follows:
1. DEFINITIONS.
Any capitalized term not otherwise defined herein shall have the meaning set forth in the Note.
2. AMENDMENTS.
2.1 The definition of “PRINCIPAL AMOUNT” on page 1 is hereby amended and restated in its entirety to read as follows:
“PRINCIPAL AMOUNT: up to Thirteen Million Dollars ($13,000,000.00) as the same may be increased in Lender’s sole discretion in accordance with Section 3.1 of the Loan Agreement.”
2.2 The Maturity Date is hereby extended to April 30, 2013.
2.3 There is no interest rate floor.

2.4 The definition of “LA Margin” is hereby amended and restated in its entirety to read as follows:
“LA Margin” means the percentage shown below in the right hand column, as applicable:

When Funded Debt to EBITDA is:		Margin %

•	greater than 2.75:1.00	plus 2.95%
•	less than or equal to 2.75:1.00 but greater than 2.25:1.00	plus 2.70%
•	less than or equal to 2.25:1.00 but greater than 1.50:1.00	plus 2.50%
•	less than or equal to .50:1	plus 2.20%
2.5 The definition of “LIBOR Rate Margin” is hereby amended and restated in its entirety to read as follows:
“LIBOR Rate Margin” means the percentage shown below in the right hand column, as applicable:

When Funded Debt to EBITDA is:		Margin %

•	greater than 2.75:1.00	plus 2.95%
•	less than or equal to 2.75:1.00 but greater than 2.25:1.00	plus 2.70%
•	less than or equal to 2.25:1.00 but greater than 1.50:1.00	plus 2.50%
•	less than or equal to 1.50:1	plus 2.20%
2.6 The definition of “Prime Rate Margin” is hereby amended and restated in its entirety to read as follows:
“Prime Rate Margin” means the percentage shown below in the right hand column, as applicable:

When Funded Debt to EBITDA is:		Margin %

•	greater than 2.75:1.00	plus 1.25%
•	less than or equal to 2.75:1.00 but greater than 2.25:1.00	plus .75%
•	less than or equal to 2.25:1.00 but greater than 1.50:1.00	plus .50%
•	less than or equal to 1.50:1	plus 0.25%

3. FULL FORCE AND EFFECT.
In all other respects and except as specifically amended hereby, the Revolving Credit Note remains in full force and effect and Borrowers agree to be bound thereby.
4. NO FURTHER AMENDMENTS.
Borrowers confirm and agree that the amendments contained herein shall in no way be construed as an obligation on the part of Bank to further amend or extend the Revolving Credit Note or any other Instrument. This Amendment is not a novation.
5. AUTHORITY.
Borrowers warrant that they has full power and authority and has taken all necessary corporate and other action and procured all necessary consents to execute and deliver this Amendment and perform its obligations hereunder.
[PAGE ENDS HERE, SIGNATURE PAGE(S) TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on their behalf by the persons signing below who are thereunto duly authorized, as of the day and year first above-written.

BORROWERS:

DOVER SADDLERY, INC. (a Delaware Corporation)

/s/ John M. Sullivan Witness	By:	/s/ Stephen L. Day Stephen L. Day
Title:

DOVER SADDLERY, INC. (a Massachusetts Corporation)

/s/ John M. Sullivan	By:	/s/ Stephen L. Day

Witness		Stephen L. Day
Title:

SMITH BROTHERS, INC.

/s/ John M. Sullivan	By:	/s/ Stephen L. Day

Witness		Stephen L. Day
Title:

DOVER SADDLERY RETAIL, INC.

/s/ John M. Sullivan	By:	/s/ Stephen L. Day

Witness		Stephen L. Day
Title:

OLD DOMINION ENTERPRISES, INC.

/s/ John M. Sullivan	By:	/s/ Stephen L. Day

Witness		Stephen L. Day
Title:

DOVER SADDLERY DIRECT, INC.

/s/ John M. Sullivan	By:	/s/ Stephen L. Day

Witness		Stephen L. Day
Title:

LENDER:

RBS CITIZENS, NATIONAL ASSOCIATION

/s/ Susan A. Manchester	By:	/s/ Gary Hatfield

Witness		Gary Hatfield
Title: